Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

COUNTERPART AGREEMENT

This COUNTERPART AGREEMENT, dated April 30, 2020 (this “Counterpart Agreement”) is delivered pursuant to that certain Credit and Guaranty Agreement, dated as of April 6, 2018 (as it may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among FUBOTV INC., a Delaware corporation (“Borrower”), certain Subsidiaries of Borrower, as Guarantors, the Lenders party thereto from time to time, and AMC NETWORKS VENTURES LLC, as Administrative Agent and Collateral Agent.

Section 1. Pursuant to Section 5.11 of the Credit Agreement, the undersigned hereby:

(a) agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the provisions of Section 7 thereof;

(b) represents and warrants that the representations and warranties set forth in Sections 4.1, 4.3, 4.4, 4.5, and 4.6 (solely with respect to the first sentence thereof) of the Credit Agreement applicable to the undersigned are (subject, with respect solely to the undersigned, to any applicable updates to the Disclosure Letter reflected in the updated Disclosure Letter attached hereto as Exhibit A) true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) as of the date of this Counterpart Agreement both before and after giving effect to this Counterpart Agreement to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that is already qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of such earlier date; and

(c) irrevocably and unconditionally guarantees the performance and payment in full of all Obligations when the same become due in accordance with the terms of the Credit Agreement and the other Credit Documents, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)) and in accordance with Section 7 of the Credit Agreement.

Section 2. The undersigned agrees from time to time, upon request of Administrative Agent, to take all such additional actions and to execute and deliver, or cause to be executed and delivered, all such additional documents, instruments, agreements, and certificates as Administrative Agent may request to effect the transactions contemplated by, and to carry out the intent of, this Counterpart Agreement. Neither this Counterpart Agreement nor any term hereof may be changed, waived, discharged or terminated, except by an instrument in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Counterpart Agreement) against whom enforcement of such change, waiver, discharge or termination is sought (subject to any waivers or other disclaimers provided by the undersigned in this Counterpart Agreement or in the Credit Documents). Any notice or other communication herein required or permitted to be given shall be given pursuant to Section 10.1 of the Credit Agreement, and for all purposes thereof, the notice address of the undersigned shall be the address as set forth on the signature page hereof. In case any provision in or obligation under this Counterpart Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

THE VALIDITY OF THIS COUNTERPART AGREEMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AND ANY CLAIMS, CONTROVERSIES OR DISPUTES ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written.

FaceBank Group, Inc.

By:
Name:	John Textor
Title:	Chief Executive Officer

Address for Notices:

c/o FaceBank

1115 Broadway, 12th Floor

New York, NY 10010

Attention: Chief Executive Officer

Email: john.textor@facebank.com

with a copy to:

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Attention: Mitchell S. Nussbaum

Email: mnussbaum@loeb.com

AND

Wilson Sonsini Goodrich & Rosati P.C.

1301 Avenue of the Americas, 40th Floor

New York, NY 10019-6022

Attention: Megan J. Baier

Email: mbaier@wsgr.com

AND

Wilson Sonsini Goodrich & Rosati P.C.

650 Page Mill Road

Palo Alto, CA 94304-1050

Attention: Robert G. Day

Email: rday@wsgr.com

ACKNOWLEDGED AND ACCEPTED,

as of the date first written:

AMC NETWORKS VENTURES LLC,

as Administrative Agent and Collateral Agent

By:
Name:
Title:

[Signature Page to Counterpart Agreement]

Exhibit A

Updated Disclosure Letter

Schedule 4.1

Organization; Requisite Power and Authority; Qualification

Subsidiary	Jurisdiction of Organization	Principal Place of Business; Registered Office	U.S. Taxpayer Identification Number	Organizational Identification Number
FaceBank Group, Inc.	Florida	1115 Broadway, 12th Floor New York, NY 10010	[***]	P09000016429

FuboTV Inc.	Delaware	1330 Avenue of the Americas, 7th Floor, New York, NY 10019	[***]	5491463

Sports Rights Management, LLC	Delaware	1330 Avenue of the Americas, 7th Floor, New York, NY 10019	[***]	6415700

Fubo TV Spain, SL	Spain	Paseo De La Castellana, Numero 259c, Planta 16 Madrid, Spain	N/A	N/A